AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

     This Amendment No. 3 to Employment Agreement is made and entered into on the 22nd day of May, 1997, among PAMIDA HOLDINGS CORPORATION ("Holdings"), a Delaware corporation, PAMIDA, INC. ("Pamida"), a Delaware corporation, and
STEVEN S. FISHMAN (the "Executive"). Holdings and Pamida collectively are referred to in this Amendment No. 3 as the "Companies".

                                      * * *

     WHEREAS, the Companies and the Executive are parties to an Employment Agreement dated September 22, 1995 (the "Employment Agreement"); and

     WHEREAS, the Companies and the Executive have amended the Employment Agreement by Amendments No. 1 and No. 2 thereto; and

     WHEREAS, the Companies and the Executive now desire to further amend the Employment Agreement for the purpose of correcting an error in Amendment No. 2 to the Employment Agreement;

     NOW, THEREFORE, the Companies and the Executive agree as follows:

     1. Paragraph 1(a) of Amendment No. 2 to the Employment Agreement hereby is amended so as to correctly read as follows:

     "(a) If the consolidated earnings of Holdings and its subsidiaries (on a first-in, first-out basis with respect to merchandise inventories) before interest, taxes, depreciation, and amortization for Fiscal 1998 (the "EBITDA") are less than $42,000,000, then the Executive shall not be entitled to any incentive bonus for Fiscal 1998."

     2. As hereby amended, the Employment Agreement and Amendments No. 1 and No. 2 thereto shall remain in full force and effect.

     IN WITNESS WHEREOF, the Companies and the Executive have executed this Amendment No. 3 to Employment Agreement on the day and year first above written.

PAMIDA HOLDINGS CORPORATION,
a Delaware corporation
                                    /s/ Steven S. Fishman
                                        -----------------
By: /s/ Frank A. Washburn               Steven S. Fishman
        -----------------
        Frank A. Washburn, Executive
        Vice President

PAMIDA, INC., a Delaware
corporation

By: /s/ Frank A. Washburn
        -----------------
        Frank A. Washburn, Executive
        Vice President